Exhibit 99.1

HQ Sustainable Receives NYSE Amex Delisting Notification

SEATTLE, WA – (Marketwire – July 1, 2011) – HQ Sustainable Maritime Industries, Inc. (AMEX:HQS – News) (“HQS” or the “Company”), a leader in the production and marketing of health products derived from marine based raw materials as well as Tilapia resulting from vertically integrated operations, announced today it received a notice from the NYSE Amex LLC (the “Exchange”) stating that the Exchange staff has determined that the Company’s previously submitted plan of compliance, as amended and supplemented, did not make a reasonable demonstration of the Company’s ability to regain compliance with Sections 134 and 1101 of the Exchange Company Guide. The Exchange noted that, in addition to the previous continued listing deficiencies (as recited below), the Company was being subject to delisting pursuant to Section 1003(f)(iii) of the Exchange Company Guide in that, in the opinion of the Exchange staff, the Company or its management has engaged in operations, which, in the opinion of the Exchange staff, are contrary to the public interest. In addition, the Exchange also noted that the Company was also subject to delisting pursuant to Section 132(e) of the Exchange Company Guide in that, in the opinion of the Exchange staff, the Company made “…a material representation to the Exchange” which relates to the circumstances of the purported independent review by the Audit Committee of the Board in May 2011. Finally, the Exchange noticed the Company with an additional continued listing deficiency under Section 803B(4) of the Exchange Company Guide which requires that the Audit Committee of each issuer must have the specific audit committee responsibilities, authority and procedures necessary to comply with Rule 10A-3(b)(4) and (5) under the Exchange Act, concerning responsibilities relating to authority to engage advisors and funding for compensation to be paid to such advisors as determined by the Audit Committee. Accordingly, the Exchange notified the Company that, based on the previously noticed and foregoing deficiencies, the Company’s common stock was subject to delisting from the Exchange (the “Staff Determination”). The Company has determined not to appeal this Staff Determination and, consequently, notified the Exchange of its intent. As previously reported, on April 1, 2011, the Company received a notice from the Exchange notifying the Company that was not in compliance with continued listing standards set forth under Sections 134 and 1101 of the Exchange Company Guide since the Company was yet to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2010. On April 11, 2011, the Company received another notice from the Exchange notifying the Company that, following resignation of its independent nonexecutive director and the Chairman of the Audit Committee effective April 6, 2011, the Company was not in compliance with continued listing standards set forth under Sections 802(a) and 803(B)(2)(a) of the Exchange Company Guide. Finally, on May 27, 2011, the Company received an additional deficiency letter from the Exchange due to the Company’s inability to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2011. The trading in the Company’s securities remains halted.

This press release supplements and updates the Company’s previous press release relating to the same matters distributed on June 30, 2011.

About HQ Sustainable Maritime Industries, Inc.

HQ Sustainable Maritime Industries, Inc. (“HQS”) is a leader in the production and marketing of health products derived from marine based raw materials as well as Tilapia resulting from vertically integrated operations. HQS practices cooperative farming of sustainable aquaculture, produces all-natural enriched feeds, Tilapia value added products and health products. The Company markets its nutraceutical and health products, including its “Omojo” branded health products through retail and franchise sales in China. Some of these products are now being introduced to the United States. The World Brand Laboratory and also the China Health Care Association have recognized these as China leading Health product brands.

The Company produces and sells certified, value added Seafood products, including Certified “Gluten Free” “Lillian’s Healthy Gourmet” products in the United States through its Seattle based affiliate. Very few producers of Seafood meals have embraced the stringent Gluten Free Certification Organization standards. US based sales have been expanded to include “Omojo” health products.

The Company’s subsidiaries hold GMP certification from China. HACCP certification from the U.S. FDA and the EU Code assignment of quality, permitting its products to be sold in international markets. It has also achieved the ISO 9001 quality management system standards certification and the ISO 22000 certification for quality in food safety. HQS tilapia farming, processing and feed manufacturing standards met Best Aquaculture Practices, the new Global G.A.P., the Global Partnership for Good Agriculture Practice, standards for Tilapia. The Chinese government gave organic certification to the Company’s tilapia processing, production, labeling, marketing and management system. In addition to headquarters in Seattle, HQ has operational and Sales and Marketing offices in Seattle, Shanghai, Hangzhou, Nanning, Changsha, Guangzhou, Shenzhen, Zhuhai, Hong Kong, Wenchang and Haikou. The Company’s website is www.hqfish.com; with subsidiary products marketing web sites at www.omojohealthusa.com; www.lillianshealthygourmet.com; www.oudun.cc; www.fishbao.net; www.jiahuabio.com.

Cautionary Statement regarding Forward Looking Statements

Statements contained in this communication not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule for such statements under the Private Securities Litigation Reform Act of 1995. The information contained in the forward-looking statements is inherently uncertain, and the Company’s actual results may differ materially due to a number of factors, many of which are beyond its ability to predict or control, including among many others, including the Company’s ability to complete in a timely manner such internal inquiries and/or investigations, if any, that the Company may pursue; the discovery of additional issues which may extend the time required to rectify the current delinquency in the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011; costs and expenses incurred by the Company related to the resolution of the NYSE Amex issues and the delinquent public reporting, including legal and other professional service fees, and the ultimate resolution of the Company’s efforts; delisting from NYSE Amex due to matters; failure to have filed with the SEC all periodic reports, and/or any other issues of noncompliance with NYSE Amex listing rules; whether the Exchange staff will accept the Company’s plan of compliance, in whole or in part, whether, even if such plan is accepted, the Company will be able to execute upon the plan consistent with and to the satisfaction of the Exchange staff, whether the Company will be able to complete its 2010 audit and file requisite SEC filings in a timely fashion. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual events to differ from the forward-looking statements. More information about some of these risks and uncertainties may be found in the reports filed with the Securities and Exchange Commission by the Company. The Company operates in a highly competitive and rapidly changing business and regulatory environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. The Company undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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